America's PEO Holdings, Inc.
                                 Balance Sheets



                                                                   September 30,      September 30,
                                                                      2001                2000
                                                                   (Unaudited)        (Unaudited)
                                                                -----------------   ----------------
ASSETS
  Current Assets
     Cash                                                      $          387,183   $        419,398
     Accounts receivable                                                  261,352            262,973
     Prepaid expenses                                                      18,732             22,642
                                                                -----------------   ----------------
       Total Current Assets                                               667,267            705,013

  Property and Equipment
     Furniture and equipment                                              382,380            151,529
     Accumulated depreciation                                            (113,235)           (88,171)
                                                                -----------------   ----------------
                                                                          269,145             63,358
  Other Assets
     Deposits                                                              44,974             45,618
     Officers' loans                                                       28,918             46,123
                                                                -----------------   ----------------
                                                                           73,892             91,741
                                                                -----------------   ----------------
       Total Assets                                                     1,010,304            860,112
                                                                =================   ================

LIABILITIES AND STOCKHOLDERS' EQUITY
  Current Liabilities
     Current portion of long term debt                                     41,619             42,662
     Accounts payable and accrued expenses                                817,419            596,698
     Accrued health insurance plan claims                               1,509,507            996,170
     Due to affiliates                                                    398,457            346,397
                                                                -----------------   ----------------
       Total Current Liabilities                                        2,767,002          1,981,927

  Long-Term Debt, net of current portion                                   84,341             54,869
                                                                -----------------   ----------------
       Total Liabilities                                                2,851,343          2,036,796

  Stockholders' Equity (Impairment)
     Common stock - no par value, 3,400 shares
       authorized, 3,400 issued and outstanding                             3,400              4,000
     Additional paid in capital                                             4,850              4,850
     Retained (deficit)                                                (1,849,289)        (1,185,534)
                                                                -----------------   ----------------
       Total Stockholders' Equity (Impairment)                         (1,841,039)        (1,176,684)
                                                                -----------------   ----------------
       Total Liabilities and Stockholders' Equity              $        1,010,304   $        860,112
                                                                =================   ================









See notes to the financial statements.

                          America's PEO Holdings, Inc.
                   Statements of Income and Retained Earnings




                                                                       Nine Months         Nine Months
                                                                          Ended               Ended
                                                                      September 30,       September 30,
                                                                           2001               2000
                                                                       (Unaudited)         (Unaudited)
                                                                    ----------------   -----------------
Revenues                                                           $     121,661,639   $      81,260,580

Direct Expenses                                                          119,358,039          80,031,015
                                                                    ----------------   -----------------

Gross Profit                                                               2,303,600           1,229,565

General and Administrative Expenses                                        2,466,217           2,690,536
                                                                    ----------------   -----------------

Net Income                                                                  (162,617)         (1,460,971)

Other Income (Expense)
     Interest income                                                           1,423               4,969
     Interest expense                                                              -             (30,535)
                                                                    ----------------   -----------------
                                                                               1,423             (25,566)
                                                                    ----------------   -----------------

Net (Loss)                                                         $        (161,194)  $      (1,486,537)
                                                                    ================   =================




                     See notes to the financial statements.





                          America's PEO Holdings, Inc.
                            Statements of Cash Flows



                                                                                            Nine Months         Nine Months
                                                                                               Ended               Ended
                                                                                           September 30,       September 30,
                                                                                                2001               2000
                                                                                            (Unaudited)         (Unaudited)
                                                                                          ----------------   -----------------
Cash Flows from Operating Activities

  Net (loss)                                                                             $        (161,194) $       (1,486,537)
  Adjustments to reconcile net (loss) to net cash (used) by
     operating activities
       Depreciation and amortization                                                                 9,900              46,300
       Decrease (increase) in:
         Accounts receivable                                                                       102,008              (6,676)
         Prepaid expenses                                                                           26,907             196,537
         Deposit receivable                                                                          3,274             (11,828)
       Increase (decrease) in:
         Accounts payable and accrued expenses                                                    (462,016)            235,053
         Accrued health insurance plan claims                                                      302,610             996,170
                                                                                          ----------------   -----------------

            Net Cash (Used) by Operating Activities                                               (178,511)            (30,981)


Cash Flows from Financing Activities
     Debt reduction - Due to affiliates                                                             14,217             212,574
     Debt reduction - capital lease financing                                                      (32,950)            (11,850)
                                                                                          ----------------   -----------------
            Net Cash (Used) Provided by Financing Activities                                       (18,733)            200,724
                                                                                          ----------------   -----------------

     Net (Decrease) Increase in Cash                                                              (197,244)            169,743

Cash at Beginning of Period                                                                        584,427             249,655
                                                                                          ----------------   -----------------

Cash at End of Period                                                                    $         387,183  $          419,398
                                                                                          ================   =================




See notes to the financial statements.







                          America's PEO Holdings, Inc.
                   Notes to the Condensed Financial Statements



BASIS OF PRESENTATION

  The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Item 310 of Regulation S-B.
  Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.
  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.
  Operating results for the nine months ended September 30, 2001 and 2000 are not necessarily indicative of the results that may be expected for the years ended December 31, 2001 and 2000. The unaudited condensed financial statements should be read in conjunction with the historical financial statements of America's PEO Holding, Inc. predecessor entities; America's PEO, Inc. and
  Affiliates and Omni Financial Services, Inc. included in this Amendment No. 1 to the Company's Form 8-K previously filed on November 21, 2001.










                    CERTIFIED SERVICES, INC. AND SUBSIDIARIES


The Unaudited ProForma Combined Statement of Operations of the Company for the twelve month periods ended December 31, 2000 and 1999 and the nine month periods ended September 30, 2001 and 2000 (the "ProForma Statements of Operations") and the Unaudited ProForma Combined Balance Sheets of the Company as of December 31,
2000 and 2001 (the "ProForma Balance Sheets and together with the ProForma
Statement of Operations, the ProForma Combined Financial Statements") have been prepared to illustrate the effect of the acquisition of America's PEO Holdings, Inc. (PEO). The ProForma Combined Financial Statements do not purport to be indicative of the results of operations or financial position of the Company that would have actually been obtained had such transactions been completed as of the assumed dates and for the periods presented, or which may be obtained in the future. The ProForma adjustments are described in the accompanying notes and are based upon available information and certain assumptions that the Company believes are reasonable. The ProForma Combined financial Statements should be read in conjunction with the historical financial statements of PEO's predecessor entities; America's PEO, Inc. and Affiliates and Omni Financial
Services, Inc.







                                                  Certified Services, Inc. and Subsidiary
                                                Unaudited ProForma Combined Balance Sheets

                                                                   September 30, 2001
                                          ---------------------------------------------------------------------
                                             America's                                             ProForma
                                           PEO Holding,        Certified         ProForma          Combined
                                               Inc.          Services,Inc.      Adjustments         Company
                                          ---------------   ---------------   ---------------   ---------------
Assets
     Current Assets
      Cash and equivalents               $        387,183  $         60,072 $ B     1,000,000  $
                                                                              C    (1,100,000)          447,255
      Accounts receivable                         261,352                 -                 -           261,352
      Prepaid expenses and deposits                18,732                 -                 -            18,732
                                          ---------------   ---------------   ---------------   ---------------
        Total Currents Assets                     667,267            60,072                 -           727,339

    Property and Equipment, net                   269,145             4,819                 -           273,964

    Other Assets
      Due from stockholder                              -                 -                 -                 -
      Officers' loans                              28,918                 -                 -            28,918
      Deposits                                     44,974                 -                 -            44,974
      Notes receivable                                  -            35,205                 -            35,205
                                          ---------------   ---------------   ---------------   ---------------
        Total Assets                            1,010,304           100,096                 -         1,110,400
                                          ---------------   ---------------   ---------------   ---------------

Liabilities and Stockholders' Equity
    Current Liabilities
      Current portion of long term debt            41,619                 -   D       669,366           710,985
      Accounts payable and accrued
        expenses                                  817,419             1,359                 -           818,778
      Accrued health insurance plan
        claims                                  1,509,507                 -                 -         1,509,507
      Due to affiliates                           398,457                 -                 -           398,457
      Other current liabilities                         -             3,584                 -             3,584
                                          ---------------   ---------------   ---------------   ---------------
        Total Current Liabilities               2,767,002             4,943           669,366         3,441,311
                                          ---------------   ---------------   ---------------   ---------------

    Long-term debt, net of current
      portion                                      84,341                 -   D     2,744,350         2,828,691

Stockholders' Equity (Impairment)
    Class A PreferredStock                              -                 -   B        30,663            30,663
    Class B Preferred Stock                             -                 -   E         4,067             4,067
    Common Stock                                    3,400             3,421   C        (3,400)            3,421
    Additional paid in capital                      4,850            95,885   B     1,069,337
                                                                              C    (1,096,600)
                                                                              E        (4,067)
                                                                              D       (69,405)                -
Retained Earnings                              (1,849,289)           (4,153)  F    (3,344,311)       (5,197,753)
                                          ---------------   ---------------     -------------   ---------------
        Total Stockholders'
        (Impairment) Equity                    (1,841,039)           95,153        (3,413,716)       (5,159,602)
                                          ---------------   ---------------     -------------   ---------------
        Total Liabilities and            $      1,010,304  $        100,096 $               -  $      1,110,400
        Stockholders' Equity
                                          ---------------   ---------------     -------------   ---------------





                                                                          December 31, 2000
                                                 --------------------------------------------------------------------
                                                    America's                                            ProForma
                                                  PEO Holding,       Certified         ProForma          Combined
                                                      Inc.         Services,Inc.      Adjustments         Company
                                                 ---------------   --------------   ---------------   ---------------
Assets
     Current Assets
      Cash and equivalents                      $        584,427 $         45,111  $B     1,100,000  $              -
                                                                                    C    (1,100,000)          629,538
      Accounts receivable                                363,360                -                 -           363,360
      Prepaid expenses and deposits                       45,639                -                 -            45,639
                                                 ---------------   --------------      ------------   ===============
        Total Currents Assets                            993,426           45,111                 -         1,038,537

    Property and Equipment, net                          279,045            5,932                 -           284,977

    Other Assets
      Due from stockholder                                28,918                -                 -            28,918
      Officers' loans                                          -                -                 -                 -
      Deposits                                            48,248                -                 -            48,248
      Notes receivable                                         -           55,335                 -            55,335
                                                 ---------------   --------------   -- ------------   ---------------
        Total Assets                                   1,349,637          106,378                 -         1,456,015
                                                 ---------------   --------------   -- ------------   ---------------

Liabilities and Stockholders' Equity
    Current Liabilities
      Current portion of long term debt                   46,455                -   D       669,366           715,821
      Accounts payable and accrued
        expenses                                       1,279,435               89                 -         1,279,524
      Accrued health insurance plan
        claims                                         1,206,897                -                 -         1,206,897
      Due to affiliates                                  384,240                -                 -           384,240
      Other current liabilities                                -            5,730                 -             5,730
                                                 ---------------   --------------   -- ------------   ---------------
        Total Current Liabilities                      2,917,027            5,819           669,366         3,592,212
                                                 ---------------   --------------   -- ------------   ---------------

    Long-term debt, net of current
      portion                                            112,455                -   F     2,744,350         2,856,805
                                                                                    B        30,663
Stockholders' Equity (Impairment)
    Class A PreferredStock                                     -                -   B        30,663            30,663
    Class B Preferred Stock                                                         E         4,067             4,067
    Common Stock                                           3,400            3,421   C        (3,400)            3,421
    Additional paid in capital                             4,850           95,885   B     1,069,337                 -
                                                                                    C    (1,096,600)
                                                                                    E        (4,067)                -
                                                                                    D       (69,405)
Retained Earnings                                     (1,688,095)           1,253   F    (3,344,311)       (5,031,153)
                                                 ---------------   --------------      ------------   ---------------
        Total Stockholders'
        (Impairment) Equity                           (1,679,845)         100,559        (3,413,716)       (4,993,002)
                                                 ---------------   --------------      ------------   ---------------
        Total Liabilities and                   $      1,349,637 $        106,378  $              -  $      1,456,015
        Stockholders' Equity
                                                 ---------------   --------------      ------------   ---------------







                                                  Certified Services, Inc. and Subsidiary
                                           Unaudited ProForma Combined Statements of Operations


                                                         Twelve Months Ended December 31, 2000
                                        ------------------------------------------------------------------------
                                           America's         Certified                             ProForma
                                         PEO Holding,      ervices, Inc.       ProForma            Combined
                                             Inc.         S                   Adjustments          Company
                                        ---------------   ---------------   ---------------   ------------------
Revenues                               $    112,515,065  $         75,520  $              -  $       112,590,585
Direct Expenses                             110,690,306                 -                 -          110,690,306
                                        ---------------   ---------------     -------------   ------------------

Gross Profit                                  1,824,759            75,520                 -            1,900,279

General and Administrative Expenses           3,719,626            77,134                 -            3,796,760
                                        ---------------   ---------------     -------------   ------------------

Income (Loss) From Operations                (1,894,867)           (1,614)                -           (1,896,481)

Other Income (Expense)
    Interest Income                               6,599             2,881                 -   9,480
    Interest Expense                            (39,759)                -   F      (214,100)             (39,759)
                                        ---------------   ---------------     -------------   ------------------

    Total Other Income (Expense)                (33,160)            2,881          (214,100)             (30,279)
                                        ---------------   ---------------     -------------   ------------------

Net Loss                               $     (1,928,027) $          1,267  $       (214,100) $        (1,926,760)
                                        ---------------   ---------------     -------------   ------------------














                                                                  Twelve Months Ended December 31, 1999
                                                 -----------------------------------------------------------------------
                                                    America's         Certified                            ProForma
                                                  PEO Holding,      ervices, Inc.      ProForma            Combined
                                                      Inc.         S                  Adjustments          Company
                                                 ---------------   ---------------  ---------------   ------------------
Revenues                                        $     68,473,271  $              6 $              -  $        68,473,277
Direct Expenses                                       66,994,994                 -                -           66,994,994
                                                 ---------------   ---------------    -------------   ------------------

Gross Profit                                           1,478,277                 6                -            1,478,283

General and Administrative Expenses                    1,277,818                20                -            1,277,838
                                                 ---------------   ---------------    -------------   ------------------

Income (Loss) From Operations                            200,459               (14)               -              200,445

Other Income (Expense)
    Interest Income                                          508                 -                -                    -
    Interest Expense                                     (12,183)                -  F      (330,638)             (12,183)
                                                 ---------------   ---------------    -------------   ------------------

    Total Other Income (Expense)                         (11,675)                -         (330,638)             (11,675)
                                                 ---------------   ---------------    -------------   ------------------

Net Loss                                        $        188,784  $            (14)$       (330,638) $           188,770
                                                 ---------------   ---------------    -------------   ------------------









                                        2




                                                  Certified Services, Inc. and Subsidiary
                                           Unaudited ProForma Combined Statements of Operations



                                                          Nine Months Ended September 30, 2001
                                          --------------------------------------------------------------------
                                            America's        Certified                            ProForma
                                               PEO          ervices, Inc.       ProForma          Combined
                                          Holding, Inc.    S                  Adjustments         Company
                                          --------------   --------------    --------------   ----------------
Revenues                                 $   121,661,639  $        73,050  $              - $      121,734,689
Direct Expenses                              119,358,039                -                 -        119,358,039
                                          --------------   --------------      ------------   ----------------

Gross Profit                                   2,303,600           73,050                 -          2,376,650

General and Administrative Expenses            2,466,217           86,086                 -          2,552,303
                                          --------------   --------------      ------------   ----------------
(Loss) From Operations                          (162,617)         (13,036)                -           (175,653)

Other Income (Expense)
    Interest Income                                1,423            7,632                 -              9,055
    Interest Expense                                   -                -    F     (113,081)          (113,081)
                                          --------------   --------------      ------------   ----------------

    Total Other Income (Expense)                   1,423            7,632          (113,081)          (104,026)
                                          --------------   --------------      ------------   ----------------

Net Loss                                 $      (161,194) $        (5,404) $       (113,081)$         (166,598)
                                          --------------   --------------      ------------   ----------------









                                                              Nine Months Ended September 30, 2000
                                             -----------------------------------------------------------------------
                                               America's         Certified                             ProForma
                                              PEO Holding,     ervices, Inc.       ProForma            Combined
                                                  Inc.        S                   Adjustments          Company
                                             --------------   ---------------   ---------------   ------------------
Revenues                                   $     81,260,580  $         32,260  $              -  $        81,292,840
Direct Expenses                                  80,031,014                 -                 -           80,031,014
                                             --------------   ---------------     -------------   ------------------

Gross Profit                                      1,229,566            32,260                 -            1,261,826

General and Administrative Expenses               2,690,536            35,300                 -            2,725,836
                                             --------------   ---------------     -------------   ------------------
(Loss) From Operations                           (1,460,970)           (3,040)                -           (1,464,010)

Other Income (Expense)
    Interest Income                                   4,969               699                 -                5,668
    Interest Expense                                (30,535)                -   F      (160,575)             (30,535)
                                             --------------   ---------------     -------------   ------------------

    Total Other Income (Expense)                    (25,566)              699          (160,575)             (24,867)
                                             --------------   ---------------     -------------   ------------------

Net Loss                                   $     (1,486,536) $         (2,341) $       (160,575) $        (1,488,877)
                                             --------------   ---------------     -------------   ------------------


                     Certified Services, Inc. and Subsidiary
               Notes to the ProForma Combined Financial Statements

Note A.

On November 21, 2001, the Company executed a Share Purchase Agreement with PEO and its sole shareholders to purchase all of PEO's issued and outstanding common stock. The acquisition was also consummated on November 21, 2001.

Pursuant to the terms of the Agreement, the purchase price of the acquisition was $17,500,000 comprised thusly:

    1.  Cash of $1,100,000.
    2. Two separate non-interest bearing promissory notes in the respective principal amounts of $3,200,000 and $1,000,000. The former is payable in four equal monthly installments of $800,000 commencing November 21, 2002 and the latter is payable in equal monthly installments of $16,667 over 60 months commencing January 10, 2002.
    3. One share of Class B Preferred Stock convertible into 4,066,667 common shares.

Prior to, but as a component of, the above described transaction, the Company agreed to issue one share of Class A Preferred Stock convertible into 30,662,900 common shares in exchange for consideration of $1,100,000.

For accounting purposes, the acquisition has been treated as an acquisition of the Company by PEO, and a recapitalization of PEO.

Note B.

To record issuance of one share of Class A Preferred Stock which is convertible into 30,662,900 common shares in exchange for consideration of $1,100,000.

Note C.

To record payment to former PEO shareholders of $1,100,000.

Note D.

To record debt issued to PEO's former shareholders assuming an imputed interest rate of 8%.

Note E.

To record issuance of one share of Class B Preferred Stock to PEO's former shareholders which is convertible into 4,066,667 shares of the Company's common stock.

Note F.

To record interest on indebtedness to former PEO shareholders.




                                        4